UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  AUGUST 31, 2010

Annual Report to Shareholders

DWS Disciplined Market Neutral Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

26 Statement of Assets and Liabilities

28 Statement of Operations

29 Statement of Changes in Net Assets

30 Financial Highlights

34 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Tax Information

45 New Sub-Advisory Agreement Approval

48 Summary of Management Fee Evaluation by Independent Fee Consultant

53 Board Members and Officers

57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. While market neutral funds may outperform the market during periods of severe downturn, they may also underperform the market during periods of market rallies. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2010

Average Annual Total Returns as of 8/31/10
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	0.38%	1.55%	0.52%
Class C	-0.47%	0.74%	-0.27%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-5.39%	-0.44%	-1.00%
Class C (max 1.00% CDSC)	-0.47%	0.74%	-0.27%
No Sales Charges
Class S	0.49%	1.73%	0.71%
Institutional Class	0.70%	1.86%	0.78%
Citigroup 3-Month T-Bill Index+	0.12%	1.13%	1.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 16, 2006. Index returns began on October 31, 2006.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2009 are 3.09%, 3.84%, 2.91% and 2.71% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Market Neutral Fund — Class A [] Citigroup 3-Month T-Bill Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 16, 2006. Index returns began on October 31, 2006.
+ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 8/31/10	$ 9.48	$ 9.29	$ 9.51	$ 9.53
8/31/09	$ 9.52	$ 9.40	$ 9.54	$ 9.54
Distribution Information: Twelve Months as of 8/31/10 Capital Gain Distributions	$ .08	$ .08	$ .08	$ .08
Lipper Rankings — Equity Market Neutral Funds Category as of 8/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	31	of	65	47
3-Year	11	of	45	24
Class C 1-Year	36	of	65	55
3-Year	15	of	45	33
Class S 1-Year	30	of	65	46
3-Year	9	of	45	20
Class Institutional 1-Year	29	of	65	44
3-Year	8	of	45	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2010 to August 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 1,011.80	$ 1,007.60	$ 1,011.70	$ 1,013.80
Expenses Paid per $1,000*	$ 21.50	$ 25.20	$ 20.99	$ 19.59
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 1,003.83	$ 1,000.10	$ 1,004.34	$ 1,005.75
Expenses Paid per $1,000*	$ 21.42	$ 25.11	$ 20.92	$ 19.51
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Market Neutral Fund+	4.24%	4.98%	4.14%	3.86%
+ Includes interest and dividend expense on securities sold short of 2.41% for each class.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Disciplined Market Neutral Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Disciplined Market Neutral Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

QS Investors, LLC, New York, New York, is the subadvisor for the fund. Please see Note C. Related Parties in the Notes to Financial Statements for details.

Portfolio Management Team

Robert Wang
Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The rapidly shifting economic outlook set the stage for volatile market performance during the past year. When the annual period began in September 2009, stocks were already five months into a powerful rally off of their bear market lows. Despite several corrections in the 5-10% range, this rally continued through the end of 2009 and into April 2010, as expanding investor risk appetites led to a steady flow of cash into the stock market. In May, however, the market began to weaken due to the emergence of the European debt crisis and questions about the true sustainability of the economic recovery. The remainder of the year brought heightened volatility, as investors' reaction to individual economic reports fueled significant shifts in short-term market performance. When the dust settled at the end of August, the 12-month return of the Russell 1000® Index remained in positive territory at 5.55% — a modest gain that masked the erratic investor sentiment that characterized the reporting period.1

In this environment, the fund — which holds a roughly equal dollar amount in long and short positions — produced a positive total return of 0.38% and outpaced the 0.12% return of its benchmark, the Citigroup 3-Month T-Bill Index.2,3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

We believe the fund's approach worked well amid the heightened market volatility of the past year. In addition to outperforming its benchmark, the fund was more stable than the broader equity market: while the Russell 1000 Index experienced volatility (or the difference between the high and low of the index for the period) of 17.6%, the fund's volatility was much lower at 4.0%. It should also be noted that our efforts to manage downside market risk were relatively successful. The Standard & Poor's 500® (S&P 500) Index lost more than 2% on 13 of the year's trading days, and the average return for the market on those days was -2.84%.4 In contrast, the average return of the fund on those same days was -0.04%.

Since the fund is market-neutral, stock selection — rather than the direction of the broader market — is the key driver of performance. Our selection process proved effective during the past year, as the rising value of our long positions more than made up for the losses in value of our shorts.

Positive Contributors to Fund Performance

Our stock selection process proved effective in the materials industry, where a number of our long positions, including Cytec Industries, Inc. and Cabot Corp., outpaced the return of the broader sector. We also produced a gain through several short positions, most notably the seed and chemical manufacturer Monsanto Co.

Our positioning in energy also added value, as we generated gains on both the long and short sides of the market. On the long side, key outperformers included Mariner Energy, Inc.* and Oil States International, Inc. At the same time, we added value through short positions in a number of smaller exploration companies with natural gas exposure, such as Range Resources Corp. and Petrohawk Energy Corp. We believe our outperformance in the energy industry helps illustrate the potential value of looking for opportunities on both the long and short sides of the market.

In food/beverage/tobacco, the fund's third-best industry, almost all of our outperformance came from our long positions. The leading individual contributors in this group were Herbalife Ltd. and Coca-Cola Enterprises,* Inc. Health equipment/services, automobiles/components and telecommunications services were also areas in which our stock selection process proved highly effective.

Negative Contributors to Fund Performance

Among our worst-performing industries, the primary source of underperformance was due to losses incurred from our short positions, which exceeded gains from long positions. A case in point was the transportation industry, where the positive impact of long positions in United Parcel Service, Inc.,* Overseas Shipholding Group, Inc.* and others was more than offset by the losses we incurred through shorts in four airline stocks. Among these, the largest individual detractor was Continental Airlines, Inc. The story was similar in capital goods, the fund's second-worst industry, where our short positions in Boeing Co.* and Deere & Co.,* among others, cost us performance in the rising market. Other industries in which we fell short included pharmaceuticals/ biotechnology, technology hardware/equipment and retailing.

Outlook and Positioning

Since its inception in October 2006, the fund has provided diversification relative to the broader equity market.5 Its average annualized total return from its inception through the end of August 2010 was 0.52%, well ahead of the -4.49% return of the Russell 1000 Index. During the same time period, it generated an extremely low correlation of -0.12% with the index.6 Notably, this period of time includes two years of strong market performance (2007 and 2009) and two periods of weakness (2008 and April-August 2010). The fund also exhibited a low correlation of 0.14% with the US bond market (as represented by the Barclays Capital US Aggregate Bond Index).7 We believe this data helps illustrate the potential diversification benefits of this fund, as it is unusual for a portfolio to have a correlation that is close to zero to both stocks and bonds.

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
2 The value of a short position rises when the underlying stock falls. Conversely, the value of a long position rises when the underlying stock rises.
3 The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
5 Diversification neither assures a profit nor guarantees against a loss.
6 A correlation of 1.0 indicates a perfect positive correlation between the performance of two assets, while a correlation of -1.0 indicates a perfect negative correlation. A correlation of zero means the performance of two assets has no correlation whatsoever.
7 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* Not held in the portfolio as of August 31, 2010.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	8/31/10	8/31/09

Financials	18%	7%
Consumer Discretionary	14%	17%
Information Technology	11%	18%
Health Care	11%	13%
Energy	10%	8%
Industrials	10%	17%
Consumer Staples	9%	9%
Materials	6%	7%
Utilities	6%	2%
Telecommunications Services	5%	2%
	100%	100%
Ten Largest Long Equity Holdings at August 31, 2010 (11.3% of Net Assets)
1. AT&T, Inc. Provider of communications services	1.2%
2. Rayonier, Inc. Producer and seller of cellulosic fibers, standing timbers and real estate	1.2%
3. Progress Energy, Inc. Provider of electric services	1.2%
4. Hospitality Properties Trust Owner and leaser of hotel properties	1.2%
5. Timken Co. Manufactures and distributes anti-friction roller bearings	1.2%
6. Duke Energy Corp. Diversified multinational energy company	1.1%
7. Prudential Financial, Inc. Provider of financial services	1.1%
8. Verizon Communications, Inc. An integrated telecommunications company	1.1%
9. Liberty Media-Starz Owns and operates cable television channels and Internet business	1.0%
10. IAC/InterActiveCorp. Operates Internet businesses	1.0%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	8/31/10	8/31/09

Financials	18%	4%
Information Technology	14%	16%
Industrials	13%	17%
Energy	10%	8%
Consumer Staples	10%	8%
Health Care	8%	14%
Consumer Discretionary	8%	21%
Materials	7%	8%
Utilities	7%	2%
Telecommunications Services	5%	2%
	100%	100%
Ten Largest Securities Sold Short Equity Holdings at August 31, 2010 (11.6% of Net Assets)
1. Aqua America, Inc. A water utility company	1.2%
2. UDR, Inc. Owns, operates and develops apartment communities	1.2%
3. BJ's Wholesale Club, Inc. Operator of a chain of discount stores	1.2%
4. CMS Energy Corp. Provider of electricity and/or natural gas to customers in Michigan	1.2%
5. Windstream Corp. Offers local and long-distance telephone services	1.2%
6. Robert Half International, Inc. Provides temporary and permanent staffing services	1.2%
7. Baker Hughes, Inc. Supplier of products, services and systems to the oil and gas industry	1.1%
8. Sysco Corp. Distributes food and related products to food service industry	1.1%
9. The St. Joe Co. Provides real estate development, timber and commercial services	1.1%
10. United States Steel Corp. Producer of integrated steel products	1.1%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of August 31, 2010

	Shares	Value ($)

Long Positions 99.7%
Common Stocks 92.5%
Consumer Discretionary 12.7%
Auto Components 0.6%
Autoliv, Inc.	42,100	2,279,294
Diversified Consumer Services 1.6%
Career Education Corp.* (a)	99,800	1,749,494
DeVry, Inc. (a)	41,400	1,577,754
ITT Educational Services, Inc.*	38,700	2,061,162
		5,388,410
Hotels Restaurants & Leisure 0.7%
Panera Bread Co. "A"* (a)	28,900	2,310,266
Household Durables 0.8%
Garmin Ltd. (a)	44,400	1,181,484
Whirlpool Corp. (a)	23,600	1,750,176
		2,931,660
Internet & Catalog Retail 2.2%
Liberty Media Corp. — Interactive "A"* (a)	290,000	3,059,500
Netflix, Inc.* (a)	16,800	2,108,736
Priceline.com, Inc.*	7,800	2,273,544
		7,441,780
Media 3.2%
Clear Channel Outdoor Holdings, Inc. "A"* (a)	106,700	1,072,335
Liberty Media-Starz "A"* (a)	59,900	3,578,426
Madison Square Garden, Inc. "A"* (a)	85,600	1,676,476
New York Times Co. "A"* (a)	275,000	1,974,500
Washington Post Co. "B"	7,700	2,773,771
		11,075,508
Multiline Retail 0.8%
Sears Holdings Corp.* (a)	44,400	2,748,360
Specialty Retail 2.5%
Advance Auto Parts, Inc. (a)	57,300	3,121,131
Office Depot, Inc.* (a)	324,800	1,107,568
Signet Jewelers Ltd.* (a)	90,300	2,387,532
Williams-Sonoma, Inc. (a)	76,900	1,996,324
		8,612,555
Textiles, Apparel & Luxury Goods 0.3%
Coach, Inc. (a)	27,500	985,600
Consumer Staples 8.2%
Beverages 0.9%
Dr. Pepper Snapple Group, Inc. (a)	81,000	2,982,420
Food & Staples Retailing 1.5%
SUPERVALU, Inc.	209,100	2,032,452
Whole Foods Market, Inc.* (a)	90,000	3,131,100
		5,163,552
Food Products 3.6%
Corn Products International, Inc. (a)	89,700	3,061,461
Del Monte Foods Co. (a)	192,000	2,503,680
The Hershey Co. (a)	59,000	2,741,730
The J.M. Smucker Co. (a)	23,100	1,350,888
Tyson Foods, Inc. "A" (a)	161,600	2,647,008
		12,304,767
Household Products 1.6%
Colgate-Palmolive Co. (a)	38,500	2,842,840
Kimberly-Clark Corp. (a)	43,400	2,794,960
		5,637,800
Personal Products 0.6%
Herbalife Ltd. (a)	36,700	2,039,786
Energy 9.5%
Energy Equipment & Services 3.4%
Exterran Holdings, Inc.* (a)	78,300	1,732,779
Oil States International, Inc.* (a)	65,200	2,688,196
Patterson-UTI Energy, Inc. (a)	166,300	2,454,588
Rowan Companies, Inc.* (a)	87,000	2,236,770
Superior Energy Services, Inc.* (a)	128,900	2,771,350
		11,883,683
Oil, Gas & Consumable Fuels 6.1%
Anadarko Petroleum Corp. (a)	30,500	1,402,695
Chesapeake Energy Corp. (a)	118,600	2,452,648
Chevron Corp.	27,500	2,039,400
Cimarex Energy Co. (a)	51,900	3,395,298
Cobalt International Energy, Inc.* (a)	172,400	1,406,784
Newfield Exploration Co.* (a)	49,800	2,390,898
Sunoco, Inc.	83,500	2,812,280
Teekay Corp. (a)	130,900	3,182,179
Whiting Petroleum Corp.*	21,300	1,807,092
		20,889,274
Financials 16.7%
Capital Markets 0.6%
The Goldman Sachs Group, Inc. (a)	14,400	1,971,936
Commercial Banks 3.0%
CapitalSource, Inc. (a)	499,900	2,524,495
CIT Group, Inc.* (a)	63,900	2,343,852
Fifth Third Bancorp. (a)	218,000	2,408,900
Huntington Bancshares, Inc. (a)	323,600	1,711,844
SunTrust Banks, Inc. (a)	63,500	1,428,115
		10,417,206
Consumer Finance 2.1%
AmeriCredit Corp.* (a)	89,300	2,161,060
Capital One Financial Corp. (a)	51,500	1,949,790
Discover Financial Services (a)	124,100	1,800,691
SLM Corp.* (a)	116,500	1,287,325
		7,198,866
Diversified Financial Services 2.2%
Citigroup, Inc.* (a)	509,900	1,896,828
CME Group, Inc. "A" (a)	11,700	2,902,536
The NASDAQ OMX Group, Inc.*	143,700	2,573,667
		7,373,031
Insurance 3.6%
Allied World Assurance Co. Holdings Ltd. (a)	64,300	3,238,791
CNA Financial Corp.* (a)	50,100	1,303,602
Old Republic International Corp. (a)	212,900	2,720,862
Prudential Financial, Inc.	77,500	3,919,175
XL Group PLC (a)	74,200	1,328,922
		12,511,352
Real Estate Investment Trusts 4.8%
CommonWealth REIT (a)	140,450	3,387,654
General Growth Properties, Inc. (REIT) (a)	135,300	1,903,671
Hospitality Properties Trust (REIT) (a)	204,900	4,005,795
Nationwide Health Properties, Inc. (REIT) (a)	81,000	3,116,070
Rayonier, Inc. (REIT) (a)	86,100	4,072,530
		16,485,720
Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc. (a)	16,500	1,245,915
Health Care 9.9%
Health Care Equipment & Supplies 2.1%
CareFusion Corp.* (a)	107,600	2,322,008
Hill-Rom Holdings, Inc. (a)	81,300	2,609,730
Intuitive Surgical, Inc.* (a)	8,100	2,146,743
		7,078,481
Health Care Providers & Services 4.7%
AmerisourceBergen Corp. (a)	90,900	2,479,752
Cardinal Health, Inc. (a)	91,300	2,735,348
Health Net, Inc.* (a)	115,100	2,748,588
Humana, Inc.* (a)	60,100	2,872,179
LifePoint Hospitals, Inc.*	30,700	933,894
McKesson Corp. (a)	26,500	1,538,325
UnitedHealth Group, Inc. (a)	87,900	2,788,188
		16,096,274
Life Sciences Tools & Services 0.8%
Waters Corp.* (a)	48,000	2,904,960
Pharmaceuticals 2.3%
Endo Pharmaceuticals Holdings, Inc.* (a)	78,600	2,135,562
Forest Laboratories, Inc.*	78,700	2,147,723
King Pharmaceuticals, Inc.* (a)	238,100	2,073,851
Perrigo Co. (a)	28,200	1,607,118
		7,964,254
Industrials 9.4%
Airlines 0.5%
Copa Holdings SA "A" (a)	31,600	1,541,448
Building Products 1.5%
Armstrong World Industries, Inc.* (a)	52,400	2,059,320
Owens Corning, Inc.* (a)	111,100	3,021,920
		5,081,240
Commercial Services & Supplies 1.0%
Corrections Corp. of America* (a)	151,900	3,388,889
Construction & Engineering 0.8%
Shaw Group, Inc.* (a)	82,200	2,663,280
Industrial Conglomerates 1.3%
3M Co. (a)	33,000	2,592,150
Carlisle Companies, Inc. (a)	72,200	2,025,210
		4,617,360
Machinery 3.0%
Oshkosh Corp.* (a)	63,300	1,574,904
Timken Co. (a)	121,900	3,987,349
Toro Co. (a)	40,900	2,040,910
Trinity Industries, Inc. (a)	159,600	2,732,352
		10,335,515
Road & Rail 1.3%
Ryder System, Inc. (a)	57,300	2,198,601
Union Pacific Corp.	32,000	2,334,080
		4,532,681
Information Technology 10.5%
Communications Equipment 1.1%
EchoStar Corp. "A"* (a)	69,600	1,298,736
Tellabs, Inc. (a)	353,100	2,507,010
		3,805,746
Computers & Peripherals 2.4%
Lexmark International, Inc. "A"* (a)	72,300	2,529,777
NetApp, Inc.* (a)	65,800	2,660,952
SanDisk Corp.* (a)	51,900	1,725,156
Western Digital Corp.* (a)	53,900	1,301,685
		8,217,570
Electronic Equipment, Instruments & Components 1.7%
Tech Data Corp.* (a)	71,700	2,595,540
Vishay Intertechnology, Inc.* (a)	435,900	3,352,071
		5,947,611
Internet Software & Services 1.6%
AOL, Inc.* (a)	91,600	2,035,352
IAC/InterActiveCorp.* (a)	141,800	3,515,222
		5,550,574
IT Services 1.9%
Computer Sciences Corp. (a)	50,700	2,018,367
International Business Machines Corp.	12,200	1,503,406
Teradata Corp.* (a)	87,800	2,874,572
		6,396,345
Semiconductors & Semiconductor Equipment 1.1%
Fairchild Semiconductor International, Inc.*	194,100	1,500,393
Micron Technology, Inc.* (a)	332,200	2,147,673
		3,648,066
Software 0.7%
VMware, Inc. "A"* (a)	29,800	2,341,386
Materials 5.7%
Chemicals 2.8%
Ashland, Inc. (a)	26,700	1,240,482
Cabot Corp. (a)	85,500	2,430,765
Cytec Industries, Inc. (a)	65,200	3,092,436
Lubrizol Corp. (a)	30,300	2,827,293
		9,590,976
Metals & Mining 2.9%
Cliffs Natural Resources, Inc. (a)	28,600	1,750,034
Freeport-McMoRan Copper & Gold, Inc. (a)	43,400	3,123,932
Titanium Metals Corp.* (a)	143,300	2,596,596
Walter Energy, Inc. (a)	35,800	2,579,032
		10,049,594
Telecommunication Services 4.3%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	151,900	4,105,857
Verizon Communications, Inc. (a)	122,800	3,623,828
		7,729,685
Wireless Telecommunication Services 2.1%
Clearwire Corp. "A"* (a)	155,500	996,755
Sprint Nextel Corp.* (a)	342,300	1,396,584
Telephone & Data Systems, Inc. (a)	87,600	2,530,764
United States Cellular Corp.* (a)	53,300	2,234,336
		7,158,439
Utilities 5.6%
Electric Utilities 3.3%
Duke Energy Corp. (a)	229,900	3,951,981
Progress Energy, Inc. (a)	94,400	4,050,704
Southern Co. (a)	92,600	3,397,494
		11,400,179
Independent Power Producers & Energy Traders 1.4%
Constellation Energy Group, Inc. (a)	52,400	1,536,892
NRG Energy, Inc.* (a)	107,404	2,182,449
RRI Energy, Inc.* (a)	313,500	1,087,845
		4,807,186
Multi-Utilities 0.9%
Ameren Corp.	106,200	2,981,034
Total Common Stocks (Cost $307,418,753)		317,707,514

Cash Equivalents 7.2%
Central Cash Management Fund, 0.25% (b) (Cost $24,906,188)	24,906,188	24,906,188
	% of Net Assets	Value ($)

Total Long Positions (Cost $332,324,941)+	99.7	342,613,702
Other Assets and Liabilities, Net	92.5	317,606,978
Securities Sold Short	(92.2)	(316,690,343)
Net Assets	100.0	343,530,337
+ The cost for federal income tax purposes was $334,128,316. At August 31, 2010, net unrealized appreciation for all securities based on tax cost was $8,485,386. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,629,968 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,144,582.
	Shares	Value ($)

Common Stocks Sold Short 92.2%
Consumer Discretionary 7.7%
Auto Components 0.6%
BorgWarner, Inc.	49,300	2,151,945
Hotels Restaurants & Leisure 1.9%
Burger King Holdings, Inc.	91,000	1,496,950
International Game Technology	128,100	1,870,260
Las Vegas Sands Corp.	27,400	776,242
WMS Industries, Inc.	64,300	2,272,362
		6,415,814
Household Durables 2.7%
KB HOME	101,300	1,044,403
Lennar Corp. "A"	72,500	954,825
M.D.C. Holdings, Inc.	35,200	937,024
Newell Rubbermaid, Inc.	92,900	1,395,358
Stanley Black & Decker, Inc.	62,000	3,325,680
Toll Brothers, Inc.	86,800	1,499,904
		9,157,194
Media 1.9%
Time Warner, Inc.	109,000	3,267,820
Walt Disney Co.	97,000	3,161,230
		6,429,050
Multiline Retail 0.6%
J.C. Penney Co., Inc.	113,800	2,276,000
Consumer Staples 9.0%
Beverages 0.8%
PepsiCo, Inc.	43,200	2,772,576
Food & Staples Retailing 4.7%
BJ's Wholesale Club, Inc.	97,900	4,107,884
Costco Wholesale Corp.	57,000	3,223,350
CVS Caremark Corp.	76,500	2,065,500
Safeway, Inc.	161,700	3,039,960
Sysco Corp.	140,600	3,865,094
		16,301,788
Food Products 2.3%
Flowers Foods, Inc.	105,800	2,733,872
Kraft Foods, Inc. "A"	99,700	2,986,015
McCormick & Co., Inc.	51,500	2,053,305
		7,773,192
Household Products 0.7%
Clorox Co.	37,700	2,443,714
Personal Products 0.5%
Avon Products, Inc.	55,100	1,603,410
Energy 9.4%
Energy Equipment & Services 3.0%
Baker Hughes, Inc.	103,200	3,878,256
Core Laboratories NV	23,800	1,878,534
Halliburton Co.	74,300	2,096,003
Schlumberger Ltd.	49,400	2,634,502
		10,487,295
Oil, Gas & Consumable Fuels 6.4%
Alpha Natural Resources, Inc.	42,700	1,585,451
Denbury Resources, Inc.	160,600	2,367,244
EOG Resources, Inc.	35,000	3,040,450
EQT Corp.	57,500	1,874,500
ExxonMobil Corp.	48,600	2,875,176
Frontier Oil Corp.	264,300	3,094,953
Holly Corp.	77,500	2,015,775
Petrohawk Energy Corp.	126,600	1,914,192
Range Resources Corp.	60,200	2,035,362
SandRidge Energy, Inc.	284,500	1,149,380
		21,952,483
Financials 16.3%
Capital Markets 5.1%
Charles Schwab Corp.	217,700	2,777,852
Eaton Vance Corp.	97,700	2,539,223
Federated Investors, Inc. "B"	150,900	3,146,265
Janus Capital Group, Inc.	150,800	1,369,264
Northern Trust Corp.	23,800	1,098,132
T. Rowe Price Group, Inc.	73,600	3,222,208
TD Ameritrade Holding Corp.	173,100	2,528,991
Waddell & Reed Financial, Inc. "A"	44,600	1,026,246
		17,708,181
Commercial Banks 1.6%
BancorpSouth, Inc.	82,700	1,054,425
Bank of Hawaii Corp.	30,500	1,362,130
First Horizon National Corp.	153,001	1,542,253
TCF Financial Corp.	99,100	1,415,148
		5,373,956
Insurance 2.3%
Aflac, Inc.	46,700	2,206,575
Allstate Corp.	96,900	2,674,440
MetLife, Inc.	76,300	2,868,880
		7,749,895
Real Estate Investment Trusts 5.5%
Alexandria Real Estate Equities, Inc. (REIT)	27,800	1,928,486
AMB Property Corp. (REIT)	117,300	2,790,567
Apartment Investment & Management Co. "A" (REIT)	181,500	3,709,860
AvalonBay Communities, Inc. (REIT)	14,800	1,557,256
Boston Properties, Inc. (REIT)	28,700	2,336,180
Corporate Office Properties Trust (REIT)	42,200	1,523,420
Regency Centers Corp. (REIT)	25,700	937,022
UDR, Inc. (REIT)	200,600	4,128,348
		18,911,139
Real Estate Management & Development 1.1%
The St. Joe Co.	156,400	3,766,112
Thrifts & Mortgage Finance 0.7%
Hudson City Bancorp., Inc.	200,000	2,305,000
Health Care 7.7%
Biotechnology 1.7%
Genzyme Corp.	28,500	1,998,135
Human Genome Sciences, Inc.	39,400	1,146,146
Vertex Pharmaceuticals, Inc.	82,300	2,743,882
		5,888,163
Health Care Equipment & Supplies 1.1%
Beckman Coulter, Inc.	41,700	1,903,188
DENTSPLY International, Inc.	73,900	2,055,898
		3,959,086
Health Care Providers & Services 2.2%
Medco Health Solutions, Inc.	53,200	2,313,136
Patterson Companies, Inc.	64,600	1,633,734
Quest Diagnostics, Inc.	52,300	2,275,050
VCA Antech, Inc.	60,300	1,192,131
		7,414,051
Life Sciences Tools & Services 0.5%
Covance, Inc.	45,800	1,737,194
Pharmaceuticals 2.2%
Merck & Co., Inc.	88,800	3,122,208
Pfizer, Inc.	215,400	3,431,322
Watson Pharmaceuticals, Inc.	23,800	1,025,066
		7,578,596
Industrials 11.6%
Aerospace & Defense 1.3%
Alliant Techsystems, Inc.	42,800	2,820,520
Precision Castparts Corp.	14,500	1,641,110
		4,461,630
Air Freight & Logistics 1.4%
C.H. Robinson Worldwide, Inc.	53,700	3,489,963
UTI Worldwide, Inc.	90,600	1,269,306
		4,759,269
Airlines 0.4%
Continental Airlines, Inc. "B"	62,300	1,391,782
Building Products 0.5%
Lennox International, Inc.	42,400	1,797,336
Commercial Services & Supplies 1.2%
Pitney Bowes, Inc.	154,100	2,964,884
Waste Connections, Inc.	34,300	1,294,825
		4,259,709
Construction & Engineering 0.6%
Aecom Technology Corp.	93,700	2,108,250
Electrical Equipment 0.3%
Roper Industries, Inc.	19,500	1,132,560
Machinery 2.1%
Caterpillar, Inc.	41,100	2,678,076
Navistar International Corp.	27,200	1,139,136
Terex Corp.	72,000	1,311,120
Wabtec Corp.	45,500	1,935,115
		7,063,447
Professional Services 2.1%
Manpower, Inc.	73,500	3,123,750
Robert Half International, Inc.	183,000	3,949,140
		7,072,890
Road & Rail 1.7%
Con-way, Inc.	132,700	3,478,067
CSX Corp.	44,400	2,215,116
		5,693,183
Information Technology 12.7%
Communications Equipment 2.1%
Ciena Corp.	280,800	3,501,576
Cisco Systems, Inc.	185,600	3,721,280
		7,222,856
Internet Software & Services 2.0%
Equinix, Inc.	39,400	3,593,674
Google, Inc. "A"	3,100	1,395,062
Yahoo!, Inc.	153,500	2,007,780
		6,996,516
IT Services 1.6%
Paychex, Inc.	122,300	3,044,047
SAIC, Inc.	164,600	2,449,248
		5,493,295
Semiconductors & Semiconductor Equipment 3.0%
Applied Materials, Inc.	214,900	2,232,811
Maxim Integrated Products, Inc.	183,700	2,915,319
MEMC Electronic Materials, Inc.	280,800	2,889,432
National Semiconductor Corp.	188,000	2,370,680
		10,408,242
Software 4.0%
Adobe Systems, Inc.	87,300	2,423,448
ANSYS, Inc.	30,900	1,198,302
Cadence Design Systems, Inc.	231,400	1,573,520
Electronic Arts, Inc.	213,300	3,250,692
McAfee, Inc.	26,900	1,265,645
Nuance Communications, Inc.	156,500	2,297,420
Salesforce.com, Inc.	14,200	1,560,296
		13,569,323
Materials 6.7%
Chemicals 1.2%
Dow Chemical Co.	64,400	1,569,428
Monsanto Co.	48,900	2,574,585
		4,144,013
Construction Materials 1.1%
Martin Marietta Materials, Inc.	31,900	2,335,080
Vulcan Materials Co.	35,500	1,304,980
		3,640,060
Containers & Packaging 0.6%
Bemis Co., Inc.	65,300	1,885,211
Metals & Mining 3.4%
AK Steel Holding Corp.	171,900	2,190,006
Allegheny Technologies, Inc.	57,500	2,341,400
Nucor Corp.	95,800	3,523,524
United States Steel Corp.	88,300	3,753,633
		11,808,563
Paper & Forest Products 0.4%
Weyerhaeuser Co.	88,200	1,384,740
Telecommunication Services 4.8%
Diversified Telecommunication Services 2.1%
Frontier Communications Corp.	435,400	3,365,642
Windstream Corp.	347,800	4,011,872
		7,377,514
Wireless Telecommunication Services 2.7%
American Tower Corp. "A"	59,800	2,802,228
Crown Castle International Corp.	74,800	3,075,776
SBA Communications Corp. "A"	93,100	3,332,980
		9,210,984
Utilities 6.3%
Electric Utilities 0.8%
Pepco Holdings, Inc.	157,000	2,818,150
Gas Utilities 1.0%
ONEOK, Inc.	74,800	3,209,668
Multi-Utilities 3.3%
CenterPoint Energy, Inc.	140,700	2,080,953
CMS Energy Corp.	232,300	4,065,250
Integrys Energy Group, Inc.	76,100	3,687,045
Sempra Energy	31,800	1,619,258
		11,452,506
Water Utilities 1.2%
Aqua America, Inc.	209,900	4,172,812
Total Common Stocks Sold Short (Proceeds $332,731,687)		316,690,343
* Non-income producing security.
(a) All or a portion of these securities are pledged as collateral for short sales.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (c)	$ 317,707,514	$ —	$ —	$ 317,707,514
Short-Term Investments	24,906,188	—	—	24,906,188
Total	$ 342,613,702	$ —	$ —	$ 342,613,702
Liabilities
Investments Sold Short, at Value (c)	$ (316,690,343)	$ —	$ —	$ (316,690,343)
Total	$ (316,690,343)	$ —	$ —	$ (316,690,343)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended August 31, 2010.

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2010
Assets
Investments: Investments in securities, at value (cost $307,418,753)	$ 317,707,514
Investment in Central Cash Management Fund (cost $24,906,188)	24,906,188
Total investments, at value (cost $332,324,941)	342,613,702
Cash	10,000
Deposits with broker for securities sold short	317,101,894
Receivable for Fund shares sold	3,201,430
Dividends receivable	338,480
Interest receivable	8,497
Other assets	51,205
Total assets	663,325,208
Liabilities
Payable for securities sold short, at value (proceeds of $332,731,687)	316,690,343
Payable for Fund shares redeemed	386,477
Dividends payable for securities sold short	2,088,426
Accrued management fee	358,272
Other accrued expenses and payables	271,353
Total liabilities	319,794,871
Net assets, at value	$ 343,530,337
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	10,288,761
Securities sold short	16,041,344
Accumulated net realized gain (loss)	(20,655,184)
Paid-in capital	337,855,416
Net assets, at value	$ 343,530,337

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($79,309,857 ÷ 8,363,011 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.48
Maximum offering price per share (100 ÷ 94.25 of $9.48)	$ 10.06

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($23,042,943 ÷ 2,481,654 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.29

Class S

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($75,503,811 ÷ 7,935,562 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.51

Institutional Class

Net Asset Value, offering and redemption price per share ($165,673,726  ÷ 17,376,483 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.53

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2010
Investment Income
Income: Dividends	$ 3,175,613
Income distributions — affiliated cash management vehicles	50,239
Total income	3,225,852
Expenses: Management fee	3,616,655
Administration fee	289,332
Services to shareholders	304,851
Custodian fee	24,151
Distribution and service fees	355,183
Professional fees	78,116
Reports to shareholders	71,726
Registration fees	79,752
Trustees' fees and expenses	10,104
Interest expense on securities sold short	281,890
Dividend expense on securities sold short	5,042,853
Other	18,510
Total expenses before expense reductions	10,173,123
Expense reductions	(46,888)
Total expenses after expense reductions	10,126,235
Net investment income (loss)	(6,900,383)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	63,960,535
Securities sold short	(76,355,062)
(12,394,527)
Change in net unrealized appreciation (depreciation) on: Investments	(35,845,961)
Securities sold short	57,597,103
21,751,142
Net gain (loss)	9,356,615
Net increase (decrease) in net assets resulting from operations	$ 2,456,232

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended August 31,
	2010	2009
Operations: Net investment income (loss)	$ (6,900,383)	$ (2,060,815)
Net realized gain (loss)	(12,394,527)	1,573,722
Change in net unrealized appreciation (depreciation)	21,751,142	4,894,538
Net increase (decrease) in net assets resulting from operations	2,456,232	4,407,445
Distributions to shareholders from: Net investment income: Class A	—	(43,322)
Class S	—	(36,991)
Institutional Class	—	(196,071)
Net realized gains: Class A	(663,082)	(1,786,516)
Class C	(151,869)	(233,883)
Class S	(611,243)	(565,027)
Institutional Class	(1,077,388)	(2,498,610)
Total distributions	(2,503,582)	(5,360,420)
Fund share transactions: Proceeds from shares sold	227,423,685	255,541,314
Reinvestment of distributions	2,143,801	4,991,793
Cost of shares redeemed	(133,924,796)	(140,154,684)
Redemption fees	—	117,258
Net increase (decrease) in net assets from Fund share transactions	95,642,690	120,495,681
Increase (decrease) in net assets	95,595,340	119,542,706
Net assets at beginning of period	247,934,997	128,392,291
Net assets at end of period	$ 343,530,337	$ 247,934,997

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2010	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.52	$ 9.65	$ 9.64	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.24)	(.11)	.07	.28
Net realized and unrealized gain (loss)	.28	.32	.12	(.53)
Total from investment operations	.04	.21	.19	(.25)
Less distributions from: Net investment income	—	(.01)	(.18)	(.08)
Net realized gains	(.08)	(.34)	—	(.03)
Total distributions	(.08)	(.35)	(.18)	(.11)
Redemption fees	—	.01	.00***	.00***
Net asset value, end of period	$ 9.48	$ 9.52	$ 9.65	$ 9.64
Total Return (%)[c,d]	.38	2.14	2.12	(2.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	81	21	6
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.67	3.09	3.25	4.23*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.64	2.95	2.95	2.99*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.80	1.75	1.65	2.11*
Ratio of net investment income (loss) (%)	(2.53)	(1.19)	.67	3.31*
Portfolio turnover rate (%)	393	525	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2010	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.40	$ 9.59	$ 9.59	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.30)	(.18)	(.01)	.22
Net realized and unrealized gain (loss)	.27	.32	.12	(.54)
Total from investment operations	(.03)	.14	.11	(.32)
Less distributions from: Net investment income	—	—	(.11)	(.06)
Net realized gains	(.08)	(.34)	—	(.03)
Total distributions	(.08)	(.34)	(.11)	(.09)
Redemption fees	—	.01	.00***	.00***
Net asset value, end of period	$ 9.29	$ 9.40	$ 9.59	$ 9.59
Total Return (%)[c,d]	(.47)	1.54	1.15	(3.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	15	3	4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.42	3.84	4.06	4.97*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.40	3.70	3.77	3.73*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.56	2.50	2.47	2.85*
Ratio of net investment income (loss) (%)	(3.29)	(1.94)	(.15)	2.57*
Portfolio turnover rate (%)	393	525	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2010	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.54	$ 9.66	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.22)	(.09)	.08	.30
Net realized and unrealized gain (loss)	.27	.32	.13	(.54)
Total from investment operations	.05	.23	.21	(.24)
Less distributions from: Net investment income	—	(.02)	(.20)	(.08)
Net realized gains	(.08)	(.34)	—	(.03)
Total distributions	(.08)	(.36)	(.20)	(.11)
Redemption fees	—	.01	.00***	.00***
Net asset value, end of period	$ 9.51	$ 9.54	$ 9.66	$ 9.65
Total Return (%)[c]	.49	2.50	2.21	(2.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	53	4	4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.54	2.91	3.17	4.05*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.50	2.70	2.81	2.81*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.66	1.50	1.51	1.93*
Ratio of net investment income (loss) (%)	(2.39)	(.94)	.81	3.49*
Portfolio turnover rate (%)	393	525	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2010	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.54	$ 9.67	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.21)	(.08)	.09	.30
Net realized and unrealized gain (loss)	.28	.31	.13	(.54)
Total from investment operations	.07	.23	.22	(.24)
Less distributions from: Net investment income	—	(.03)	(.20)	(.08)
Net realized gains	(.08)	(.34)	—	(.03)
Total distributions	(.08)	(.37)	(.20)	(.11)
Redemption fees	—	.01	.00***	.00***
Net asset value, end of period	$ 9.53	$ 9.54	$ 9.67	$ 9.65
Total Return (%)[c]	.70	2.45	2.44	(2.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	166	98	100	4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.30	2.71	3.06	4.05*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.30	2.65	2.76	2.79*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.46	1.45	1.46	1.91*
Ratio of net investment income (loss) (%)	(2.18)	(.89)	.86	3.51*
Portfolio turnover rate (%)	393	525	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Disciplined Market Neutral Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the broker's fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $7,588,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2018 (the expiration date), whichever occurs first.

In addition, from November 1, 2009 through August 31, 2010, the Fund incurred approximately $11,264,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2011.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2010, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (7,588,000)
Net unrealized appreciation (depreciation) on investments	$ 8,485,386

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2010	2009
Distributions from ordinary income*	$ 2,503,582	$ 5,308,526
Distributions from net long-term capital gains	$ —	$ 51,894
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2010, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $558,294,213 and $504,363,823, respectively. Purchases to cover securities sold short and securities sold short aggregated $496,946,201 and $559,791,922, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's Subadvisor.

QS Investors, LLC ("QS Investors") acts as investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group ("QS Group"), including members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

Accordingly, for the year ended August 31, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

For the period from September 1, 2009 through November 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.45%

Effective December 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of each class as follows:

Class A	2.00%
Class C	2.75%
Class S	1.75%
Institutional Class	1.75%

In addition, for the year ended August 31, 2010, the Advisor agreed to reimburse the Fund $412 of sub-recordkeeping expenses for Institutional Class shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2010, the Administration Fee was $289,332, of which $28,643 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended August 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2010
Class A	$ 48,697	$ 18,443	$ 15,731
Class C	11,499	3,538	3,078
Class S	47,390	22,120	12,071
Institutional Class	2,375	2,375	—
	$ 109,961	$ 46,476	$ 30,880

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2010
Class C	$ 142,672	$ 14,619

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For year ended August 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2010	Annual Effective Rate
Class A	$ 164,953	$ 39,704.24%
Class C	47,558	14,562.25%
	$ 212,511	$ 54,266

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for year ended August 31, 2010 aggregated $13,439.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2010, the CDSC for Class C shares aggregated $9,259. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2010, DIDI received $5,644 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,592, of which $7,865 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2010, DWS Alternative Asset Allocation Plus Fund and DWS Select Alternative Allocation Fund held approximately 31% and 12% of the outstanding shares of the Fund, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,023,155	$ 56,897,021	11,755,034	$ 110,790,326
Class C	1,556,106	14,333,048	1,633,833	15,262,473
Class S	7,638,753	72,000,100	7,936,214	74,820,204
Institutional Class	8,984,823	84,193,516	5,856,584	54,668,311
		$ 227,423,685		$ 255,541,314
Shares issued to shareholders in reinvestment of distributions
Class A	66,652	$ 617,870	176,937	$ 1,679,131
Class C	14,532	132,530	17,565	165,286
Class S	34,269	318,356	47,753	452,696
Institutional Class	115,721	1,075,045	284,249	2,694,680
		$ 2,143,801		$ 4,991,793
Shares redeemed
Class A	(6,216,920)	$ (58,065,173)	(5,636,779)	$ (52,764,503)
Class C	(731,789)	(6,743,462)	(330,992)	(3,084,508)
Class S	(5,317,786)	(49,965,132)	(2,808,035)	(26,051,339)
Institutional Class	(2,040,027)	(19,151,029)	(6,187,002)	(58,254,334)
		$ (133,924,796)		$ (140,154,684)
Redemption fees		$ —		$ 117,258
Net increase (decrease)
Class A	(127,113)	$ (550,282)	6,295,192	$ 59,738,583
Class C	838,849	7,722,116	1,320,406	12,345,957
Class S	2,355,236	22,353,324	5,175,932	49,300,570
Institutional Class	7,060,517	66,117,532	(46,169)	(889,429)
		$ 95,642,690		$ 120,495,681

G. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Disciplined Market Neutral Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Disciplined Market Neutral Fund (the "Fund"), a series of DWS Equity Trust, as of August 31, 2010, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Disciplined Market Neutral Fund at August 31, 2010, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 26, 2010

Tax Information (Unaudited)

For corporate shareholders, 96% of the income dividends paid during the Fund's fiscal year ended August 31, 2010 qualified for the dividends received deductions.

For federal income tax purposes, the Fund designates $3,493,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

New Sub-Advisory Agreement Approval

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of August 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	123
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126
Interested Board Member and Officer[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1,5]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke[7] (1967) Board Member since 2010 Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
56
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 100 Plaza One, Jersey City, NJ 07311.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	233376 805	233376 888	233376 870	233376 862
Fund Number	496	796	2096	592

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DISCIPLINED MARKET NEUTRAL FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$49,349	$0	$9,133	$0
2009	$46,616	$0	$6,357	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$307,930	$0
2009	$0	$420,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$9,133	$307,930	$503,859	$820,922
2009	$6,357	$420,000	$719,000	$1,145,357

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 29, 2010